UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 14, 2007
                                                         ----------------

                                 Ultratech, Inc.
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               (Exact name of registrant specified in its charter)


        Delaware                       0-22248                   94-3169580
        --------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


 3050 Zanker Road, San Jose, California                          95134
 ---------------------------------------                         -----
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (408) 321-8835
                                                          --------------


                                       N/A
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Amendment to Employment Agreement with former Senior Vice President World-wide Sales and Customer Service

On January 14, 2007, the Company entered into an Amendment to the Employment Agreement with Mr. Rick Friedman, the Company's former Senior Vice President World-wide Sales and Customer Service. The Amendment provides that Mr. Friedman will receive the benefits set forth in Section 6.2 of his Employment Agreement in connection with the termination of his employment, which occurred on January 14, 2007. The Amendment to the Employment Agreement is attached hereto as
Exhibit 10.1 and is incorporated into this Item 5.02 by reference. As previously reported, Mr. Friedman resigned from such position with the Company on December 14, 2006, but continued to be employed by the Company through January 14, 2007.

Separation and General Release Agreement with former Senior Vice President World-wide Sales and Customer Service

In connection with the termination of Mr. Friedman's employment with the Company on January 14, 2007, the Company entered into a Separation and General Release Agreement with Mr. Friedman on that date. The agreement provides for the termination of Mr. Friedman's employment with the Company and a general release in favor of the Company by Mr. Friedman. The Separation and General Release Agreement is attached hereto as Exhibit 10.2 and is incorporated into this Item
5.02 by reference.

Amended and Restated Employment with Senior Vice President, Finance and Chief Financial Officer

On January 15, 2007, the Company entered into an Amended and Restated Employment Agreement with Mr. Bruce Wright, its Senior Vice President, Finance and Chief Financial Officer. Mr. Wright's Employment Agreement was amended to provide him and his spouse retirement health benefits in the event of a change of control or sale of the Company or in the event Mr. Wright retires when he is at least sixty-two (62) years old and has served as an executive officer of the Company for ten (10) consecutive years (and is then serving as such). The Amended and Restated Employment Agreement is attached hereto as Exhibit 10.3 and is incorporated into this Item 5.02 by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit Number          Description
--------------          -----------
Exhibit 10.1            Amendment to Employment Agreement between Registrant and
                        Mr. Rick Friedman, Former Senior Vice President
                        World-wide Sales and Customer Service

Exhibit 10.2 Separation and General Release Agreement between Registrant and Mr. Rick Friedman, Former Senior Vice President World-wide Sales and Customer Service

Exhibit 10.3 Amended and Restated Employment Agreement between Registrant and Mr. Bruce Wright, Chief Financial Officer.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ULTRATECH, INC.
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                                  (Registrant)



Date: January 19, 2007                  By: /s/ Bruce R. Wright
                                            ------------------------------------
                                            Bruce R. Wright
                                            Senior Vice President, Finance and
                                            Chief Financial Officer (Duly
                                            Authorized Officer and Principal
                                            Financial and Accounting Officer)

                                 Exhibit Index

Exhibit         Description
-------         -----------

Exhibit 10.1 Amendment to Employment Agreement between Registrant and Mr.Rick Friedman, Former Senior Vice President World-wide Sales and Customer Service

Exhibit 10.2 Separation and General Release Agreement between Registrant and Mr. Rick Friedman, Former Senior Vice President World-wide Sales and Customer Service

Exhibit 10.3 Amended and Restated Employment Agreement between Registrant and Mr. Bruce Wright, Chief Financial Officer.


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